                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 30, 2001, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 29, 2001, into the Company's previously filed Form S-8 Registration Statement No. 2-79232.





/s/ ARTHUR ANDERSEN LLP



Orange County, California
July 30, 2001